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                                                                    EXHIBIT 10.6


                          SUBSIDIARY SECURITY AGREEMENT

        THIS SUBSIDIARY SECURITY AGREEMENT (this "Agreement") dated as of June 17, 2005 between each of the parties listed on the signature page hereto as "Debtors" (each a "Debtor, and collectively the "Debtors"), and WACHOVIA BANK, NATIONAL ASSOCIATION with an office located at 171 17th Street NW, 100 Building, Atlanta, Georgia, 30363, as the Secured Party (in such capacity, the "Secured Party").

        WHEREAS, pursuant to that certain Credit Agreement dated as of June 17, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and between Miller Industries, Inc. (the "Borrower") and the Secured Party, the Secured Party has agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

        WHEREAS, the Borrower and each of the Debtors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Secured Party through their collective efforts;

        WHEREAS, each Debtor has executed and delivered a guarantee in favor of the Secured Party pursuant to which the Debtors guaranteed the prompt repayment of the Borrower's obligations under the Credit Agreement (the "Guarantee");

        WHEREAS, each Debtor acknowledges that it will receive direct and indirect benefits from the Secured Party, the Secured Party making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, each Debtor is willing to grant to the Secured Party a security interest in the Collateral (as defined below) to secure the Borrower's obligations to the Secured Party and to secure their obligations to the Secured Party under the Guarantee on the terms and conditions contained herein; and

        WHEREAS, each Debtor's execution and delivery of this Agreement is a condition to the Secured Party making, and continuing to make, such financial accommodations to the Borrower.

        NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtors, the Debtors hereby agree with the Secured Party as follows:

SECTION 1. DEFINITIONS. (a) For the purposes of this Agreement:

        "AGREEMENT" means this Security Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

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        "COLLATERAL" means all of the following properties, assets and rights of each of the Debtors, wherever located, whether now owned or hereafter acquired or arising: all personal and fixture property of every kind and nature including without limitation all goods, inventory, equipment, instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property (but, with respect to the Equity Interests of Foreign Subsidiaries, Collateral shall be limited to 65% of the Equity Interests of such Foreign Subsidiaries), supporting obligations, any other contract rights or rights to the payment of money, insurance claims, all general intangibles (including all payment intangibles), copyrights, trademarks, patents, and all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by any Debtor.

        "DEBTOR(S)" has the meaning set forth in the first paragraph hereof.

        "DEFAULT" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

        "EVENT OF DEFAULT" means any of the following events, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

        (a) the occurrence of an "Event of Default" under and as defined in the Credit Agreement;

        (b) the loss, theft, destruction, reduction in value, damage to or condemnation of all of the Collateral, or any material part of the Collateral, which such loss, theft, destruction, reduction in value, damage or condemnation results in a Material Adverse Effect, unless such loss is fully covered by insurance proceeds, and such proceeds are disbursed as set forth in Section 7.5 of the Credit Agreement; or

        (d) the Secured Party's security interest should become unenforceable or cease to be of a first priority.

        "STATE" means the State of Georgia.

                (b) Unless otherwise set forth herein to the contrary, capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, and, further, terms not otherwise defined herein which are defined in the Uniform Commercial Code of the State are used herein with the meanings ascribed to them in the Uniform Commercial Code of the State. However, if a term is defined in Article 9 of the Uniform Commercial Code of the


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State differently than in another Article of the Uniform Commercial Code of the
State, the term has the meaning specified in Article 9.

        SECTION 2. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, each of the Debtors hereby collaterally assigns and pledges to the Secured Party, and grants to the Secured Party a security interest and lien in and to, the Collateral. The Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's compliance with Section 4(g).

        SECTION 3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Debtors hereby irrevocably authorize the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Debtors or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Debtor is an organization, the type of organization and any organization identification number issued to such Debtor and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtors agree to furnish any such information to the Secured Party promptly upon request.

        SECTION 4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, the Debtors agree, in each case at the Debtors' own expense, to take the following actions with respect to the following Collateral:

        (a) PROMISSORY NOTES AND TANGIBLE CHATTEL PAPER. If any of the Debtors shall at any time hold or acquire any promissory notes or tangible chattel paper constituting Collateral, the Debtors shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

        (b)     [Reserved]

        (c) INVESTMENT PROPERTY. If any of the Debtors shall at any time hold or acquire any Equity Interests of Domestic Material Subsidiaries (and First Tier Foreign Subsidiaries, but in such case limited to only 65% of all outstanding Equity Interests of such First Tier Foreign Subsidiaries) in the form of certificated securities, such Debtor shall, at the Secured Party's request and option, endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any Collateral consisting of securities now or hereafter acquired by any Debtor are uncertificated and are issued to such Debtor or its nominee directly by the issuer


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thereof, such Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Secured Party provided, that in the case of securities relating to any Subsidiary, such shall be limited to Domestic Material Subsidiaries (and First Tier Foreign Subsidiaries, but in such case limited to only 65% of all outstanding Equity Interests of such First Tier Foreign Subsidiaries).

        (d) COLLATERAL IN THE POSSESSION OF A BAILEE. If any Collateral consisting of goods are at any time in the possession of a bailee, the Debtors shall promptly notify the Secured Party thereof and, if requested by the Secured Party, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party and shall act upon the instructions of the Secured Party, without the further consent of the Debtors.

        (e) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any of the Debtors at any time holds or acquires an interest in any electronic chattel paper or any "transferable record", as that term is defined in Section 201 of the federal Electronic Signatures in Global and national Commerce Act, or in
Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Debtor shall promptly notify the Secured Party thereof and, at the request of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

        (f) LETTER-OF-CREDIT RIGHTS. If any of the Debtors is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Debtor, such Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, such Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Secured Party of the proceeds of any drawing under the letter of credit or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in the Credit Agreement. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, the Debtors may retain the proceeds of any such letter of credit.

        (g) COMMERCIAL TORT CLAIMS. If any of the Debtors shall at any time hold or acquire a commercial tort claim, such Debtor shall promptly notify the Secured Party in a writing signed by such Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Secured Party.

        (h) OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Debtors further agree to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and


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first priority of, and the ability of the Secured Party to enforce, the Secured
Party's security interest in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that any of the Debtor's signatures thereon is required therefor, (ii) causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (iv) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party and (vi) taking all actions required by applicable law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

        SECTION 5. REPRESENTATIONS AND WARRANTIES REGARDING LEGAL STATUS. The Debtors represent and warrant to the Secured Party that as of the date hereof
(a) the Debtors' exact legal names are as set forth on Schedule 5 hereto, (b) the Debtors are corporations incorporated under the laws of the jurisdictions set forth on Schedule 5 hereto, (c) the Debtors' organizational identification numbers are as set forth on Schedule 5 hereto and (d) the Debtors' chief executive offices, as well as their mailing addresses are as set forth on
Schedule 5 hereto.

        SECTION 6. COVENANTS REGARDING LEGAL STATUS. The Debtors covenant with the Secured Party as follows: (a) without providing at least thirty (30) days prior written notice to the Secured Party, none of the Debtors will change its name, its primary place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if such Debtor does not have an organizational identification number and later obtains one, such Debtor will forthwith notify the Secured Party of such organizational identification number, and (c) none of the Debtors will change its type of organization, jurisdiction of organization or other legal structure.

        SECTION 7. REPRESENTATIONS AND WARRANTIES REGARDING COLLATERAL, ETC. The Debtors further represent and warrant to the Secured Party as follows: (a) each of the Debtors own the Collateral, free from any lien, security interest or other encumbrance, except for Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of "farm products" as defined in ss. 9-102(a)(34) of the Uniform Commercial Code of the State, (c) as of the date hereof, none of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) as of the date hereof, none of Debtors hold any commercial tort claim except as indicated on Schedule 7(d) hereto, (e) none of the Debtors hold or own any trademark, copyright or patent except as indicated on Schedule 7(e) hereto and (e) each of the Debtors has at all times operated its business in compliance in all material respects with all applicable provisions of federal, state and local statutes and ordinances, including, without


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limitation, those dealing with the control, shipment, storage or disposal of hazardous materials or substances, except where the failure to so comply would not result in a Material Adverse Effect.

        SECTION 8. COVENANTS REGARDING COLLATERAL GENERALLY. The Debtors further covenant with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4 and except for sales of inventory in the ordinary course of business and dispositions and transfers permitted under the Credit Agremeent, will be kept at those locations listed on
Schedule 8(a) hereto, and the Debtors will not remove the Collateral from such locations, without providing at least thirty (30) days prior written notice to the Secured Party, (b) except for the security interest herein granted and Permitted Liens, the Debtors shall be the owners of the Collateral free from any lien, security interest or other encumbrance, and the Debtors shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) except for Permitted Liens, the Debtors shall not pledge, mortgage or create, or suffer to exist any lien, security interest or other encumbrance in the Collateral in favor of any Person other than the Secured Party, (d) the Debtors shall keep the Collateral in good order and repair and will not use the same in material violation of law or any policy of insurance thereon, (e) the Debtors shall permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time and upon reasonable notice, wherever located, (f) the Debtors will promptly pay when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection therewith to the extent required pursuant to the Credit Agreement, (g) each Debtor shall continue to operate its business in compliance in all material respects with all applicable provisions of federal, state and local statutes and ordinances, including, without limitation, those dealing with the control, shipment, storage or disposal of hazardous materials or substances, except for those federal, state and local statutes and ordinances, the failure with which to comply would not result in a Material Adverse Effect and (h) none of the Debtors shall sell, transfer or otherwise dispose, or offer to sell, transfer or otherwise dispose, of the Collateral or any interest therein except for (i) sales of inventory in the ordinary course of business and (ii) dispositions permitted by the Credit Agreement.

        SECTION 9. INSURANCE. The Debtors shall at all times maintain insurance on the Collateral as set forth in the Credit Agreement.

        SECTION 10. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

                (a) EXPENSES INCURRED BY SECURED PARTY. In the Secured Party's reasonable discretion, if any of the Debtors fail to timely do so (as required hereunder or under the Loan Documents), the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtors agree to reimburse the Secured Party on demand for all reasonable expenditures so made. The Secured Party shall have no obligation to the Debtors or any other person to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

                (b) SECURED PARTY'S OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, each Debtor shall remain obligated and liable under each contract or agreement


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comprised in the Collateral to be observed or performed by such Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of such Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

        SECTION 11. SECURITIES AND DEPOSITS. After the occurrence and during the continuation of an Event of Default, the Secured Party may at any time, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtors may at any time be applied to or set off against any of the Obligations then due and owing.

        SECTION 12. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. The Debtors shall, at the request and option of the Secured Party during a continuance of an Event of Default, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument constituting Collateral or other Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments constituting Collateral and other Collateral received by the Debtors as trustee for the Secured Party, without commingling the same with other funds of the Debtors and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of such accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations in accordance with Section 10.4 of the Credit Agreement, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.

        SECTION 13. POWER OF ATTORNEY.

                (a) APPOINTMENT AND POWERS OF SECURED PARTY. Debtors hereby irrevocably constitute and appoint the Secured Party and any officer or agent thereof, with full power of


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substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtors or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtors, without notice to or assent by any Debtor, to do the following: (i) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtors' expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or advisable to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as the Debtors might do, including, without limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes constituting Collateral, (B) upon written notice to the Debtors, the exercise of voting rights with respect to voting securities constituting Collateral, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and (ii) to the extent that the Debtors' authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without any of the Debtors' signatures, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem reasonably appropriate and to execute in the Debtors' name such financing statements and amendments thereto and continuation statements which may require the Debtors' signature.

                (b) RATIFICATION BY THE DEBTORS. To the extent permitted by law, the Debtors hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                (c) NO DUTY ON SECURED PARTY. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any of the Debtors for any act or failure to act, except for the Secured Party's own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment).

        SECTION 14. RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtors, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the


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State and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of each Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtors at least ten (10) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtors hereby acknowledge that ten (10) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtors waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following, and during the continuation of, an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

        SECTION 15. STANDARDS FOR EXERCISING RIGHTS AND REMEDIES. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtors acknowledge and agree that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtors, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtors acknowledge that the purpose of this Section 15 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the Uniform Commercial Code of the State or any other relevant jurisdiction in the Secured Party's exercise of remedies against the Collateral and that other


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

actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 15. Without limitation upon the foregoing, nothing contained in this Section 15 shall be construed to grant any rights to the Debtors or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.

        SECTION 16. NO WAIVER BY SECURED PARTY, ETC. The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

        SECTION 17. SURETYSHIP WAIVERS BY DEBTORS. The Debtors waive demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of each description. With respect to both the Obligations and the Collateral, the Debtors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10(b). The Debtors further waive any and all other suretyship defenses.

        SECTION 18. MARSHALLING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each of the Debtors hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that they lawfully may, the Debtors hereby irrevocably waive the benefits of all such laws.

        SECTION 19. PROCEEDS OF DISPOSITIONS; EXPENSES. The Debtors agree to pay to the Secured Party on demand any and all reasonable and actual expenses, including attorneys' fees


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

and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as is provided in Section 10.4 of the Credit Agreement. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State, any excess shall be returned to the Debtors. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtors shall remain liable for any deficiency.

        SECTION 20. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Debtors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

        SECTION 21. LITIGATION; GOVERNING LAW; CONSENT TO JURISDICTION. (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN ANY OF THE DEBTORS AND THE SECURED PARTY WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE SECURED PARTY AND THE DEBTORS HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN ANY OF THE DEBTORS AND THE SECURED PARTY OF ANY KIND OR NATURE RELATING TO ANY OF THE LOAN DOCUMENTS.

                (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE

                (c) EACH OF THE DEBTORS AND THE SECURED PARTY HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE SECURED PARTY, ANY STATE COURT LOCATED IN GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY OF THE DEBTORS AND SECURED PARTY PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. EACH OF THE DEBTORS AND THE SECURED PARTY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS

BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE SECURED PARTY OR THE ENFORCEMENT BY THE SECURED PARTY OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

                (d) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS AGREEMENT.

        SECTION 23. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Debtors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 24. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, as set forth in Section 11.1 of the Credit Agreement.

        SECTION 25. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

        SECTION 26. INDEMNIFICATION. The Debtors agree to indemnify the Secured Party, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable and actual expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Secured Party in any way relating to or arising out of the operation of the Debtors' business, any action taken by the Secured Party with respect to any contract or account debtor pursuant to this Agreement or any other action taken by the Secured Party pursuant to the terms of this Agreement; PROVIDED, HOWEVER, that the Debtors shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Secured Party's gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment). Without limiting the generality of the foregoing, the Debtors agree to reimburse the Secured Party promptly upon demand for any reasonable out-of-pocket expenses (including reasonable and actual counsel fees of the counsel(s) of the Secured Party's own choosing) incurred by the Secured Party in connection with the preparation, execution, administration, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, this Agreement, any suit or action brought by the Secured Party to enforce the terms of this Agreement, any

"lender liability" suit or claim brought against the Secured Party, and any claim or suit brought against the Secured Party arising under any federal or state environmental statute, rule or regulation, including, without limitation, the Superfund Act, or the Federal Resource Conservation and Recovery Act of 1976, as amended. Such reasonable out-of-pocket expenses (including reasonable and actual counsel fees) shall be advanced by the Debtors on the request of the Secured Party notwithstanding any claim or assertion that the Secured Party is not entitled to indemnification hereunder upon receipt of an undertaking by the Secured Party that the Secured Party will reimburse the Debtors if it is actually and finally determined by a court of competent jurisdiction that the Secured Party is not so entitled to indemnification. The agreements in this Section shall survive the termination of this Agreement. The Secured Party agrees to give the Debtors prompt notice of any suit or cause of action brought against the Secured Party which is covered by this Section.

        SECTION 27. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

        SECTION 28. JOINT AND SEVERAL OBLIGATIONS. The obligations of the Debtors hereunder shall be joint and several, and accordingly, each Debtor confirms that it is liable for the full amount of the Obligations and any other amount owing pursuant hereto, regardless of whether incurred by such Debtor. Each Debtor assumes all responsibility for being and keeping itself informed of the financial condition of the other Debtors, and of all other circumstances bearing upon the risk of nonpayment of any of the Obligations and the nature, scope and extent of the risks that such Debtor assumes and incurs hereunder, and agrees that the Secured Party shall have no any duty whatsoever to advise any Debtor of information regarding such circumstances or risks.

        SECTION 28. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtors and their successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtors acknowledge receipt of a copy of this Agreement.

        IN WITNESS WHEREOF, the Debtors have caused this Subsidiary Security Agreement to be duly executed and delivered under seal by its duly authorized officers as of the day first above written.


                                DEBTORS:

                                MILLER INDUSTRIES TOWING EQUIPMENT, INC.
                                CHAMPION CARRIER CORPORATION
                                MILLER/GREENVILLE, INC.
                                CHEVRON, INC.


                                By: /s/ J. Vincent Mish
                                    ----------------------------------
                                    Name: J. Vincent Mish
                                         -----------------------------
                                    Title: Chief Financial Officer
                                          ----------------------------


Agreed and accepted as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION


By: /s/ Michael J. Romano
    ----------------------------------
    Name: Michael J. Romano
         -----------------------------
    Title: Vice President
          ----------------------------



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